Accrued Expenses And Other	12 Months Ended
Dec. 31, 2011
Accrued Expenses And Other [Abstract]
Accrued Expenses And Other

16- Accrued Expenses and Other

Accrued expenses and other consist of the following:

	December 31,
	2010	2011
Advance payments from customers	28,272	29,621
Accrual for employee contract termination benefits	2,065	—
Accrual for onerous contracts	1,449	446
Deferred revenue	4,367	6,340
Accrual for salaries, wages and related taxes and expenses	47,060	60,039
Interest payable	2,102	1,881
Payables arising from acquisition of property, plant and equipment	18,251	20,509
Other	13,835	34,054

	117,401	152,890

The accrual for employee termination benefits relates to the benefits payable to employees that have become redundant and are terminated under the terms and conditions of a restructuring plan. The accrual for onerous contracts relates to operating lease contracts for buildings for which no economic benefits are expected. The accrual for onerous contracts is expected to be utilized by 2013.